UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

June 20, 2023 (June 15, 2023)

Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2023 annual meeting of shareholders of Canadian Pacific Kansas City Limited (“CPKC”) held on June 15, 2023 (the “2023 Shareholder Meeting”), the shareholders of CPKC voted on (1) the appointment of Ernst & Young LLP as CPKC’s auditor until the close of CPKC’s next annual meeting of shareholders, (2) an advisory vote to approve the compensation of CPKC’s named executive officers (“Say on Pay”) (3) an advisory vote on approach to climate change (“Say on Climate”), and (4) the election of thirteen directors nominated by CPKC’s board of directors (the “Board”) to hold office until the close of CPKC’s next annual meeting of shareholders or until their successors are elected or appointed. The proposals are further described in CPKC’s management proxy circular filed with the U.S. Securities and Exchange Commission on Form 8-K on May 10, 2023 (the “Proxy Circular”).

The tables below set forth the number of votes cast for, against, withheld/abstained, and the number of broker non-votes, for each matter voted upon by CPKC’s shareholders.

1) Appointment of Auditor. The shareholders voted to approve the appointment of Ernst & Young LLP as CPKC’s auditor until the close of CPKC’s next annual meeting of shareholders.

For	Against	Withheld/Abstained	Broker Non-Votes
744,235,968 (99.91%)	0 (0%)	667,368 (0.09%)	3

2) Advisory Vote to Approve the Compensation of CPKC’s Named Executive Officers (“Say on Pay”). The shareholders voted for, on a non-binding advisory basis, the approval of the compensation of CPKC’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Circular.

For	Against	Withheld/Abstained	Broker Non-Votes
689,561,345 (95.95%)	29,119,185 (4.05%)	0 (0%)	26,222,809

3) Advisory Vote on Approach to Climate Change (“Say on Climate”). The advisory vote on approach to climate change was approved.

For	Against	Withheld/Abstained	Broker Non-Votes
601,530,895 (83.70%)	117,149,635 (16.30%)	0 (0%)	26,222,809

4) Election of Directors. The following directors were elected to hold office until the close of the next annual meeting of shareholders:

Name	For	Against	Withheld/Abstained	Broker Non-Votes
The Hon. John Baird	702,335,799 (97.73%)	16,334,734 (2.27%)	0 (0%)	26,222,806
Isabelle Courville	702,438,247 (97.74%)	16,242,289 (2.26%)	0 (0%)	26,222,803
Keith E. Creel	718,010,888 (99.91%)	669,646 (0.09%)	0 (0%)	26,222,805
Jill Denham	717,301,366 (99.81%)	1,379,167 (0.19%)	0 (0%)	26,222,806
Amb. Antonio Garza (Ret.)	717,960,873 (99.90%)	719,564 (0.10%)	0 (0%)	26,222,902
David Garza-Santos	717,940,306 (99.90%)	740,229 (0.10%)	0 (0%)	26,222,804
Edward Hamberger	717,930,126 (99.90%)	750,409 (0.10%)	0 (0%)	26,222,804
Janet Kennedy	718,145,837 (99.93%)	534,698 (0.07%)	0 (0%)	26,222,804
Henry Maier	674,265,692 (93.82%)	44,414,840 (6.18%)	0 (0%)	26,222,807
Matthew Paull	708,111,160 (98.53%)	10,569,375 (1.47%)	0 (0%)	26,222,804
Jane Peverett	710,988,494 (98.93%)	7,691,288 (1.07%)	0 (0%)	26,223,557
Andrea Robertson	713,052,961 (99.22%)	5,626,823 (0.78%)	0 (0%)	26,223,555
Gordon Trafton	713,510,164 (99.28%)	5,169,624 (0.72%)	0 (0%)	26,223,551

ITEM 8.01.	Other Events.

On June 15, 2023, CPKC issued a press release announcing the results of the 2023 Shareholder Meeting and director elections. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	Press Release dated June 15, 2023.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2023
CANADIAN PACIFIC KANSAS CITY LIMITED

	By:	/s/ Nizam Hasham
	Name:	Nizam Hasham
	Title:	Assistant Corporate Secretary